Exhibit 99.1

KBS SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2018

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Operations	3

Consolidated Statements of Comprehensive Income	4

Consolidated Statements of Changes in Equity	5-6

Consolidated Statements of Cash Flows	7-8

Notes to Interim Consolidated Financial Statements	9-14

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KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,		December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$142,272	$47,152	$319,686
Rents and other receivables, net	3,477	1,742	2,130
Prepaid expenses and other assets	3,663	10,414	4,639
Restricted cash	3,832	11,037	3,297

	153,244	70,345	329,752
NON-CURRENT ASSETS
Investment properties	1,075,341	1,757,213	834,489
Investment in joint ventures	167,320	96,057	166,895
Investment in debt instruments, net	17,858	9,754	17,751
Financial assets at fair value through profit or loss	92,303	4,317	93,737
Restricted cash	7,621	12,311	7,373

	1,360,443	1,879,652	1,120,245

Total assets	$1,513,687	$1,949,997	$1,449,997

LIABILITIES
CURRENT LIABILITIES
Notes and bonds payable, net	$117,150	$425,345	$117,537
Debentures, net	55,559	—	—
Accounts payable and accrued liabilities	14,696	29,763	15,969
Other liabilities	9,660	7,539	10,193

	197,065	462,647	143,699
NON-CURRENT LIABILITIES
Notes and bonds payable, net	300,818	332,878	213,190
Debentures, net	216,227	259,878	272,316
Rental security deposits	4,857	7,862	4,306
	521,902	600,618	489,812

Total liabilities	718,967	1,063,265	633,511

EQUITY
Owner's net equity	765,909	860,413	787,529
Non-controlling interests	28,811	26,319	28,957

Total equity	794,720	886,732	816,486

Total liabilities and equity	$1,513,687	$1,949,997	$1,449,997
The accompanying notes are an integral part of the interim consolidated financial statements.

May 10, 2018	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Waldvogel, Jeffrey	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended March 31,		Year ended December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$14,954	$29,752	$108,113
Tenant reimbursements	2,682	5,637	21,710
Interest income from debt investments	501	160	1,782
Other operating income	221	1,553	4,001

Total revenues and other income	18,358	37,102	135,606

Expenses:
Operating, maintenance, and management fees	(5,487)	(10,908)	(42,611)
Real estate taxes and insurance	(2,339)	(4,737)	(17,404)

Total expenses	(7,826)	(15,645)	(60,015)

Gross profit	10,532	21,457	75,591

Fair value adjustment of investment properties, net	(4,501)	(2,721)	4,755
Loss on deconsolidation	—	—	(667)
Loss on extinguishment of debt	—	—	(478)
Equity in income of joint venture	425	1,694	24,130
Asset management fees to affiliate	(1,825)	(2,748)	(10,686)
General and administrative expenses	(1,313)	(915)	(2,852)

Operating profit	3,318	16,767	89,793

Finance income	902	16	1,021
Finance (loss) income from financial assets at fair value through profit or loss	(14,906)	1,869	12,640
Finance expenses	(6,591)	(9,386)	(37,149)
Foreign currency transaction adjustments, net	(997)	(4,671)	(15,298)

Net (loss) income	$(18,274)	$4,595	$51,007

Net (loss) income attributable to owner	$(18,120)	$4,401	$48,317
Net (loss) income attributable to non-controlling interests	(154)	194	2,690

Net (loss) income	$(18,274)	$4,595	$51,007

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Three months ended March 31,		Year ended December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands

Net (loss) income	$(18,274)	$4,595	$51,007

Total comprehensive (loss) income	$(18,274)	$4,595	$51,007

Total comprehensive (loss) income attributable to owner	$(18,120)	$4,401	$48,317

Total comprehensive (loss) income attributable to non-controlling interests	(154)	194	2,690

Total comprehensive (loss) income	$(18,274)	$4,595	$51,007

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2018	$413,087	$332,811	$41,631	$787,529	$28,957	$816,486
Net loss	—	(18,120)	—	(18,120)	(154)	(18,274)
Total comprehensive loss	—	(18,120)	—	(18,120)	(154)	(18,274)
Dividends to Owner	—	(3,500)	—	(3,500)	—	(3,500)
Non-controlling interests contributions	—	—	—	—	8	8

Balance at March 31, 2018	$413,087	$311,191	$41,631	$765,909	$28,811	$794,720

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2017 (audited)	$413,087	$407,994	$41,631	$862,712	$26,131	$888,843
Net income	—	4,401	—	4,401	194	4,595
Total comprehensive income	—	4,401	—	4,401	194	4,595
Dividends to Owner	—	(6,700)	—	(6,700)	—	(6,700)
Non-controlling interests contributions	—	—	—	—	1	1
Distributions to non-controlling interest	—	—	—	—	(7)	(7)

Balance at March 31, 2017	$413,087	$405,695	$41,631	$860,413	$26,319	$886,732

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited

Balance at January 1, 2017	$413,087	$407,994	$41,631	$862,712	$26,131	$888,843
Net income	—	48,317	—	48,317	2,690	51,007
Total comprehensive income	—	48,317	—	48,317	2,690	51,007
Dividends to Owner	—	(123,500)	—	(123,500)	—	(123,500)
Non-controlling interests contributions	—	—	—	—	158	158
Distributions to non-controlling interests	—	—	—	—	(22)	(22)

Balance at December 31, 2017	$413,087	$332,811	$41,631	$787,529	$28,957	$816,486

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands
Cash flows from operating activities:
Net (loss) income	$(18,274)	$4,595	$51,007
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Equity in income of unconsolidated joint venture	(425)	(1,694)	(24,130)
Fair value adjustment on investment properties, net	4,501	2,721	(4,755)
Loss on deconsolidation	—	—	667
Loss on extinguishment of debt	—	—	478
Deferred rent	(745)	(925)	(2,416)
Bad debt (recovery) expense	(366)	(36)	724
Financing expense, net	6,591	9,386	37,149
Finance income	(902)	(16)	(1,021)
Finance loss (income) from financial assets at fair value through profit or loss	14,906	(1,869)	(12,640)
Interest income from debt instruments, net	(501)	(160)	(1,782)
Foreign currency transaction loss, net	997	4,671	15,298
	5,782	16,673	58,579
Changes in assets and liabilities:
Restricted cash	(537)	383	(275)
Rents and other receivables	(974)	(243)	(755)
Prepaid expenses and other assets	(987)	(2,331)	204
Accounts payable and accrued liabilities	(1,245)	(1,563)	(3,301)
Rental security deposits	551	635	(2,288)
Other liabilities	(557)	751	(2,455)
Lease incentive additions	(17)	(29)	(482)
	(3,766)	(2,397)	(9,352)

Net cash provided by operating activities	2,016	14,276	49,227

Cash Flows from Investing Activities:
Acquisitions of investment properties	(238,170)	(82,235)	(165,465)
Improvements to investment properties	(5,669)	(6,802)	(47,679)
Proceeds from sales of investment properties, net	1,918		834,480
Deferred proceeds related to sale of real estate	281	—	1,728
Deconsolidation of 353 Sacramento *)	—	—	37,900
Investments in debt investments, net	—	(5,000)	(12,514)
Proceeds from insurance claims	—	—	3,540
Distributions of capital from investment in joint venture	—	58,170	58,170
Investments in financial assets at fair value through profit or loss, net	(14,963)	—	(43,308)
Distribution from financial assets at fair value through profit or loss	439	988	3,704
Purchase of interest rate cap	—	(107)	(107)
Purchase of derivative financial instrument	—	—	(3,434)
Proceeds from termination of derivative financial instrument	—	—	6,557
Interest income received	1,306	1,949	1,900
Dividend income received	1,035	—	2,189
Funding of development obligations	(547)	—	—
Restricted cash released for capital expenditures	—	1,231	9,599

Net cash (used in) provided from investing activities	(254,370)	(31,806)	687,260

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands

Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	89,000	87,405	187,204
Principal payments on notes and bond payable	(857)	(35,808)	(477,089)
Payments of deferred financing costs	(1,252)	(1,329)	(2,376)
Interest paid	(8,460)	(10,390)	(32,688)
Non-controlling interests contributions	8	1	158
Distributions to non-controlling interests	—	(7)	(22)
Dividends to Owner	(3,500)	(6,700)	(123,500)

Net cash provided by (used in) financing activities	74,939	33,172	(448,313)

Effect of exchange rate changes on cash and cash equivalents	1	3	5
Net (decrease) increase in cash and cash equivalents	(177,414)	15,645	288,179
Cash and cash equivalents, beginning of period	319,686	31,507	31,507

Cash and cash equivalents, end of period	142,272	47,152	319,686

Supplemental Disclosure of Noncash Investing and Financing Activities:
Increase in accrual improvements to real estate	$2,302	$7,826	$—
Application of escrow deposits to acquisition of real estate	$—	$2,000	$2,000
Increase to development obligations related to sales of real estate	$343	$—	$3,816
Increase in restricted cash related to property insurance proceeds	$—	$744	$—
Decrease in restricted cash in connection with development obligations	$74	$159	$183
SREIT units received in connection with the Singapore Transaction	$—	$—	$38,720

*) Proceeds from sale of investment in previously consolidated subsidiary (353 Sacramento):
Working capital (excluding cash and cash equivalents)	$—	$—	$(256)
Investment property	$—	$—	$174,357
Note payable, net	$—	$—	$(87,132)
Loss on deconsolidation	$—	$—	$(667)
Investment in joint venture	$—	$—	$(48,402)
	$—	$—	$37,900

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:    GENERAL INFORMATION

a.
These financial statements have been prepared in a condensed format as of March 31, 2018 and for the three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2017 and for the year then ended and the accompanying notes ("annual financial statements").

b.
The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate-related loans.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of preparation of the interim consolidated financial statements:
The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements, except the following:

b.	Revenues from contracts with customers:
As described in note 4a to the annual financial statements as to the initial application of IFRS 15 - "Revenues from contracts with customers" (hereinafter - the standard), the company has elected to apply the standard's according to the modified retrospective approach, according to which IFRS 15 will only be applied in the current period presented to existing contracts at the date of initial application. No restatement of comparative periods is required.

Regarding the accounting policy implemented until December 31, 2017 in respect of revenue recognition - see paragraph k of Note 2 to the annual consolidated financial statements.

The accounting policy that will be applied beginning January 1, 2018 with regards to revenue recognition is as follows:

1.	Revenue recognition

In accordance with the Standard, revenue from contracts with customers is recognized in the statement of operations when the control of the asset or service is transferred to the customer. Revenue is measured and recognized at fair value of the consideration expected to be received in accordance with the terms of the contract, net of the amounts collected in favor of third parties (such as taxes).

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES (Cont.)

Revenue is recognized in profit or loss to the extent that the economic benefits, and the income and costs, if relevant, that are expected to flow to the Company can be measured reliably.

In determining the amount of revenue from contracts with customers, the Company examines whether it acts as a principal supplier or as a contract agent. The Company is a major supplier when it controls the goods or service promised prior to its transfer to the customer. In such cases, the Company recognizes revenue in the gross amount of the consideration. In cases where the Company acts as an agent, the Company recognizes income in a net amount, net of the amounts due to the principal supplier.

2.	Rental income

Rental income are recognized according to the straight line method over the term of the rental period, A constant increase in rental income over the term of the contract is recognized as income according to the straight line method over the rental period.

NOTE 3:    INVESTMENT IN SIGNIFICANT JOINT VENTURE

The Company does not attach the financial statements of KBS SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information to the contained below.

Summarized information about the statement of financial position and the statement of profit of KBS SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	March 31,		December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands

Current assets	$21,509	$14,217	$19,467
Non-current assets (investment property)	479,810	438,495	480,161
Current liabilities	267,474	4,666	6,455
Non-current liabilities	625	257,711	260,670

Equity	$233,220	$190,335	$232,503
Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$116,695	$96,057	$116,026

(1)	The company holds 60% of KBS SOR SREF III 110 William, LLC.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3:    INVESTMENT IN SIGNIFICANT JOINT VENTURE (Cont.)

	Three months ended March 31,		Year ended December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands

Revenues	$9,017	$7,866	$34,223
Gross profit	4,915	3,854	17,886
Operating profit (*)	4,820	3,854	57,714
Net Income (*)	717	2,468	44,636

Share of profit from joint venture (Based on the waterfall mechanism)	668	1,694	21,663

(*)Includes revaluation of investment property	$(95)	$—	$39,828
NOTE 4:    FINANCIAL INSTRUMENTS

The fair value of non-current notes payables as of March 31, 2018 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2017.  The fair value of the debentures payable as of March 31, 2018 was approximately $285.2 million (996.0 million NIS).

The change in fair value of foreign currency option that are not designated as cash flow hedges are recorded as foreign currency transaction gains or losses in the accompanying consolidated statements of operations. During the three months ended March 31, 2018, the Company recognized a net loss of $1.0 million derived from a $2.0 million loss related to the foreign currency option, which is shown net against $1.0 million of foreign currency transaction gain related to exchange differences of the debentures. The loss is shown in the accompanying consolidated statements of operations as foreign currency transaction loss, net. As of March 31, 2018, the Company used Level 2 inputs to measure the foreign currency option fair value at $2.2 million, which is shown in prepaid expenses and other assets on the accompanying consolidated statements of financial position.

As of March 31, 2018, the Company had a working capital shortfall amounting to $43.8 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to either exercise extension options available under the loans or refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of Company properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:     SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Acquisition of Marquette Plaza:

On March 1, 2018, the Company, through an indirect wholly owned subsidiary, acquired an office property containing 522,656 rentable square feet located on 2.5 acres of land in Minneapolis, Minnesota (“Marquette Plaza”).  The seller is not affiliated with the Company or the Advisor. The purchase price (net of closing credits) of Marquette Plaza was $88.3 million plus $1.1 million of acquisition costs. Marquette Plaza was built in 1972 and renovated in 2002 and was 70% leased to 21 tenants as of the acquisition date.

Acquisition and Financing of City Tower:

On March 6, 2018, the Company, through an indirect wholly owned subsidiary (the “Owner”), acquired an office building containing 431,007 rentable square feet located on approximately 4.92 acres of land in Orange, California (“City Tower”).  The seller is not affiliated with the Company or the Advisor. The purchase price (net of closing credits) of City Tower was $147.1 million plus $1.6 million of acquisition costs. City Tower was built in 1988 and partially renovated in 2016 and was 76% leased to 24 tenants as of the acquisition date.

On March 6, 2018, in connection with the Company’s acquisition of City Tower, the Owner entered into a term loan facility with Compass Bank, an unaffiliated lender, for borrowings up to $103.4 million, secured by City Tower (the “City Tower Mortgage Loan”). At closing, $89.0 million of the loan was funded and the remaining $14.4 million was available for future disbursements to be used for leasing commissions and capital expenditures, subject to certain terms and conditions contained in the loan documents.

The City Tower Mortgage Loan matures on March 5, 2021, with two one-year extension options, subject to certain terms and conditions contained in the loan documents, and bears interest at a floating rate of 155 basis points over one-month LIBOR. Monthly payments are interest only with the principal balance, all accrued and unpaid interest and all other sums due under the loan documents due at maturity. The Owner has the right to prepay all or a portion of the City Tower Mortgage Loan, subject to certain fees and conditions contained in the loan documents.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:     SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)

Real Estate Equity Securities

During the three months ended March 31, 2018, the Company purchased 165,000 shares of common stock of Whitestone REIT (NYSE Ticker: WSR) for an aggregate purchase price of $1.9 million and 1,462,274 shares of common stock of Franklin Street Properties Corp. (NYSE Ticker: FSP) for an aggregate purchase price of $13.1 million.

As of March 31, 2018, the Company owned three investments in real estate equity securities. The following table sets forth the number of shares owned by the Company and the related carrying value of the shares as of March 31, 2018 and December 31, 2017 (dollars in thousands):

	March 31, 2018		December 31, 2017
Real Estate Equity Security	Number of Shares Owned	Total Carrying Value	Number of Shares Owned	Total Carrying Value
Whitestone REIT	3,768,189	$39,151	3,603,189	$51,922
Keppel-KBS US REIT	43,999,500	37,566	43,999,500	38,141
Franklin Street Properties Corp.	1,462,274	12,298	—	—
	49,229,963	$89,015	47,602,689	$90,063

During the three months ended March 31, 2018, the Company recorded a loss related to real estate equity securities of $16.0 million to finance loss from financial assets at fair value through profit or loss on the accompanying consolidated statements of operations.

On November 8, 2017, the Company received 43,999,500 shares of common units of Keppel-KBS US REIT (SGX Ticker: CMOU) in connection with the Singapore Transaction. The Company agreed not to sell, transfer or assign 21,999,750 units of the Keppel-KBS US REIT issued to the Company at closing of the transaction until May 8, 2018 and the remaining 21,999,750 units until November 8, 2018 (the “Unit Lockout Periods”). As of March 31, 2018 and December 31, 2017, a lack of marketability discount of $1.2 million and $1.7 million was recorded as a result of the Unit Lockout Periods, respectively.

Park Highlands Sale

On February 28, 2018, the Company sold approximately 26 developable acres of Park Highlands undeveloped land for an aggregate sales price, net of closing credits and costs, of $2.2 million (which is close to the book value). The purchasers are not affiliated with the Company or the Advisor.

Dividend approval:

In March 2018, the Company declared and paid a distribution of dividend in the amount of $3.5 million to the Owner.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6:    SUBSEQUENT EVENTS

Dividend approval:

In May 2018, the Company declared a distribution of dividend in the amount of $93.0 million to the Owner.

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